Exhibit 32(f)


                                  CERTIFICATION

                             18 U.S.C. SECTION 1350

                    AS ADOPTED PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2005, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2005, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Savannah Electric and Power Company.

                                                /s/A. R. James
                                                  A. R. James
                                     President and Chief Executive Officer

                                              /s/Kirby R. Willis
                                                Kirby R. Willis
                                    Vice President, Chief Financial Officer
                                                 and Treasurer

Date:  May 4, 2005